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                                                                    EXHIBIT 10.5

                         SIXTH SUPPLEMENT TO PRODUCTION
                               PAYMENT CONVEYANCE

     THIS SIXTH SUPPLEMENT TO PRODUCTION PAYMENT CONVEYANCE (this "Supplement"), dated as of the date set out at the end hereof, is made by TransTexas Gas Corporation, a Delaware corporation ("Grantor"), Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P. ("SPS"), and TCW DR VI Investment Partnership, L.P. ("Fund VI"). SPS and Fund VI are herein collectively called "Grantee".

                                    RECITALS:

A. Effective as of March 1, 2000, Grantor executed in favor of Grantee that certain Production Payment Conveyance dated as of March 14, 2000 (as heretofore amended or supplemented, the "Original Conveyance"). The Original Conveyance has been recorded as set forth in Schedule 1 hereto; all capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Conveyance.

B. Pursuant to the Original Conveyance, TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V") was originally included within "Grantee". Effective as of December 1, 2000, Fund V assigned all of its right, title, and interest under the Original Conveyance to SPS pursuant to that certain Conveyance of Interest in Production Payment dated as of February 7, 2001.

C. Effective as of July 9, 2001, SPS conveyed to Fund VI a 12.1065% undivided interest in and to the Production Payment, resulting in Fund VI now owing an aggregate 43.83362% interest in the Production Payment and SPS now owning a 56.16638% interest in the Production Payment (in each case prior to giving effect to this supplement)

D. Grantee and Grantor desire to supplement and amend the Original Conveyance, as set forth herein, to account for the payment by SPS of additional funds to Grantor.

E. As described in Section 8.7 of the Original Conveyance, and pursuant to the Purchase Agreement referred to in the Original Conveyance, Fund VI has appointed TCW Asset Management Company to act as its agent in connection with supplements and amendments to the Original Conveyance.

                           SUPPLEMENTS AND AGREEMENTS:

     FOR A GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Grantor and Grantee do hereby agree, act and covenant as follows:

     1. Effective as of 9:00 a.m. Houston, Texas time, on September 10, 2001 (the "Effective Time"), the Original Conveyance is amended in order to add the amount of Fifteen Million

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Dollars ($15,000,000) to the unliquidated balance of the Primary Sum, as such unliquidated balance stood as of the Effective Time after giving effect to all applications of PP Proceeds made before the Effective Time. After giving effect to such amendment (and to such application of PP Proceeds), the unliquidated balance of the Primary Sum as of the Effective Time is $53,923,096. (Any PP Proceeds received after the Effective Time on September 10, 2001 shall be deemed to have been received on the next following Business Day.)

     2. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

     3. The definition of "Dedication Percentage" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

     " 'Dedication Percentage' means:

          (a) fifty percent (50%) from the Initial Time until 9:00 a.m., Texas time, on September 1, 2000;

          (b) sixty-two percent (62%) from 9:00 a.m., Texas time, on September 1, 2000 until 9:00 a.m., Texas time, on December 1, 2000;

          (c) thirty percent (30%) from and after 9:00 a.m., Texas time, on December 1, 2000 until 9:00 a.m., Texas time, on August 1, 2001;

          (d) fifty percent (50%) from and after 9:00 a.m., Texas time, on August 1, 2001 until 9:00 a.m., Texas time, on September 1, 2001;

          (e) ninety percent (90%) from and after 9:00 a.m., Texas time, on September 1, 2001 until 9:00 a.m., Texas time, on February 1, 2002;

          (f) eighty-five percent (85%) from and after 9:00 a.m., Texas time, on February 1, 2002 until 9:00 a.m., Texas time, on January 1, 2003;

          (g) eighty percent (80%) from and after 9:00 a.m., Texas time, on January 1, 2003 until 9:00 a.m., Texas time, on January 1, 2004; and

          (h) seventy percent (70%) from and after 9:00 a.m., Texas time, on January 1, 2004."

     4. The definition of "Percentage Share" in Section 1.1 of the Original Conveyance is hereby amended in its entirety to read as follows:

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

          " 'Percentage Share' means, with respect to each Person included in Grantee, the fractional undivided interest which it owns in the Production Payment at the time in question. From the initial grant of the Production Payment until June 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

          Fund V  42.859594%
          Fund VI 21.429797%
          SPS     35.710609%

     From and after June 7, 2000, until September 8, 2000, the Percentage Share of each Person included in Grantee was as follows:

          Fund V  33.048697%
          Fund VI 16.524349%
          SPS     50.426954%

     From and after September 8, 2000, until November 7, 2000, the Percentage Share of each Person included in Grantee was as follows:

          Fund V  22.863142%
          Fund VI 11.431571%
          SPS     65.705287%

     From and after November 7, 2000, until December 1, 2000, the Percentage Share of each Person included in Grantee was as follows:

          Fund V   19.08294%
          Fund VI   9.54147%
          SPS      71.37559%

     From and after December 1, 2000, until February 7, 2001, the Percentage Share of each Person included in Grantee was as follows:

          Fund VI   9.54147%
          SPS      90.45853%

     From and after February 7, 2001, until July 9, 2001, the Percentage Share of each Person included in Grantee was as follows:

          Fund VI  49.82233%
          SPS      51.17767%

     From and after July 9, 2001, until September 10, 2001, the Percentage Share of each Person included in Grantee was as follows:

          Fund VI  43.83362%

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

          SPS      56.16638%

     As of 9:00 a.m. Houston, Texas time, on September 10, 2001, and thereafter, the Percentage Share of each Person included in Grantee is as follows:

          Fund VI  31.64025%
          SPS      68.35975%"

The foregoing Percentage Shares of Fund VI and SPS, respectively, taking effect as of September 10, 2001, are in this Amendment called their "amended Percentage Shares".

     5. In consideration of the additional purchase price payment made by SPS to Grantor and the foregoing increase in the unliquidated balance of the Primary
Sum:

          (a) Fund VI does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER unto SPS such additional undivided interests in the Production Payment as are necessary in order to cause SPS and Fund VI to own the Production Payment, at and after the Effective Time, in undivided interests in proportion to their respective amended Percentage Shares, and

          (b) Fund VI does further assign unto SPS such undivided interests in Fund VI's accounts receivable from the sale of PP Hydrocarbons - to the extent such accounts receivable exist and are unpaid at the Effective Time and arise from the sale of PP Hydrocarbons before the Effective Time - as are necessary in order to cause SPS and Fund VI to share in all collections of such accounts receivable after the Effective Time in proportion to their respective amended Percentage Shares.

     TO HAVE AND TO HOLD the same, upon and subject to the terms of the Original Conveyance, as amended hereby, unto SPS and its successors and Permitted Assigns, until the Termination Time.

     6. All of the terms and provisions of the Original Conveyance, as the same is amended and supplemented hereby, are ratified, adopted, affirmed and renewed, and remain in full force and effect for the benefit of Grantee, the Beneficiaries, Funds Agent, and their respective successors and assigns.

     7. This Supplement may be executed in multiple counterparts, all of which are identical.

     8. This Supplement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns, and all of the covenants and agreements contained in the Original Conveyance, as amended hereby, shall be deemed to be covenants and agreements running with the lands affected thereby.

     9. This Supplement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws.

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     IN WITNESS WHEREOF, this Supplement is executed by the parties hereto on the dates set out below in their respective acknowledgments, but effective as of the Effective Time.

                                       TRANSTEXAS GAS CORPORATION

                                       By:
                                           -------------------------------------
                                           Simon Ward
                                           Vice President and Treasurer

Grantor's address:                     1300 North Sam Houston Parkway East
                                       Suite 310
                                       Houston, Texas 77032-2949
                                       Attention: Ed Donahue, Vice President
                                       Telephone: 281/987-8600
                                       Telecopy: 281/986-8865


                                       MIRANT AMERICAS ENERGY CAPITAL, LP

                                       By: Mirant Americas Development, Inc.,
                                           its general partner


                                           By:
                                               ---------------------------------
                                               John A. Rigas
                                               Attorney-in-Fact

SPS's address:                         1200 Smith Street
                                       Suite 2890
                                       Houston, Texas 77002
                                       Attention: David W. Stewart
                                       Telephone: 713/276-1902
                                       Telecopy: 713/276-1990

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                                      TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                      By: TCW ASSET MANAGEMENT COMPANY, as Agent

                                          By:
                                              ----------------------------------
                                              Kurt A. Talbot
                                              Senior Vice President

Fund VI's address:                    c/o Trust Company of the West
                                      865 South Figueroa
                                      Los Angeles, California  90017
                                      Attention: Thomas F. Mehlberg
                                      Telephone: 213/244-0702
                                      Telecopy: 213/244-0604

This document prepared by:

John W. Rain
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas  75201

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

STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

     The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by Simon Ward, the Vice President and Treasurer of TransTexas Gas Corporation, a Delaware corporation, on behalf of such corporation.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

     The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by John A. Rigas, the Attorney-in-Fact of Mirant Americas Development, Inc., a Georgia corporation, on behalf of such corporation acting as general partner of Mirant Americas Energy Capital, LP, a Delaware limited partnership, and on behalf of such limited partnership.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas


STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )

     The foregoing instrument was acknowledged before me on this 10th day of September, 2001, by Kurt A. Talbot, the Senior Vice President of TCW Asset Management Company, a California corporation, on behalf of such corporation acting as agent as aforesaid.


                                       -----------------------------------------
        [SEAL]                         Notary Public, State of Texas

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

                                                                      SCHEDULE 1

                               RECORDING SCHEDULE

1. Production Payment Conveyance among TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., TCW DR VI Investment Partnership, L.P., Southern Producer Services, L.P. and TransTexas Gas Corporation.

     Recording Jurisdiction                   Recording Data
     ----------------------                   --------------

     Calhoun County, TX                       Volume 262, Page 33,
                                              Filed 9/19/2000

     Chambers County, TX                      Document No. 00-448-604,
                                              Filed 3/17/2000

     Galveston County, TX                     Film Code #014-39-1028,
                                              Filed 3/17/2000

     Jim Hogg County, TX                      Volume 17, Page 362,
                                              Filed 3/20/2000

     Live Oak County, TX                      Volume 449, Page 135,
                                              Filed 3/20/2000

     Wharton County, TX                       Volume 360, Page 596,
                                              Filed 3/17/2000

     Zapata County, TX                        Volume 629, Page 471,
                                              Filed 3/17/2000

     General Land Office of Texas             Sent for filing

2. First Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

     Recording Jurisdiction                   Recording Data
     ----------------------                   --------------

     Calhoun County, TX                       Volume 262, Page 114,
                                              Filed 9/19/2000

     Chambers County, TX                      Document No. 00-459-630
                                              Filed 6/9/2000

     Galveston County, TX                     Film Code 014-62-1617
                                              Filed 6/9/2000

     Jim Hogg County, TX                      Volume 19, Page 526,
                                              Filed 6/9/2000

     Live Oak County, TX                      Volume 450, Page 428,
                                              Filed 6/12/2000

     Wharton County, TX                       Volume 371, Page 458,
                                              Filed 6/9/2000

     Zapata County, TX                        Volume 634, Page 110,
                                              Filed 6/9/2000

3. Second Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

     Recording Jurisdiction                   Recording Data
     ----------------------                   --------------

     Calhoun County, TX                       Volume 262, Page 132
                                              Filed 9/19/2000

     Chambers County, TX                      Document No. 00-470-562
                                              Filed 9/18/2000

     Galveston County, TX                     File Number 2000046945
                                              Filed 9/15/2000

     Jim Hogg County, TX                      File Number 65210
                                              Filed 9/22/2000

     Live Oak County, TX                      File Number 00149214
                                              Filed 9/19/2000

     Wharton County, TX                       Volume 383, Page 740,
                                              Filed 9/19/2000

     Zapata County, TX                        Volume 638, Page 642,
                                              Filed 9/22/2000

4. Third Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

     Recording Jurisdiction                   Recording Data
     ----------------------                   --------------

     Calhoun County, TX                       Volume 266, Page 205,
                                              Filed 11/13/00

     Chambers County, TX                      Document No. 00-477-116,
                                              Filed 11/14/00

     Galveston County, TX                     Film Code 015-08-1029
                                              Filed 11/13/00

     Jim Hogg County, TX                      Volume 22, Page 256,
                                              Filed 11/13/00

     Live Oak County, TX                      Volume 454, Page 239,
                                              Filed 11/14/00

     Wharton County, TX                       Volume 390, Page 480,
                                              Filed 11/13/00

     Zapata County, TX                        Volume 641, Page 169,
                                              Filed 11/13/00

     General Land Office of Texas             Filed 12/22/00

5. Fourth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Mirant Americas Energy Capital, LP, formerly named Southern Producer Services, L.P., and TCW DR VI Investment Partnership, L.P.

     Recording Jurisdiction                   Recording Data
     ----------------------                   --------------

     Calhoun County, TX                       Volume 272, Page 114,
                                              Filed 2/12/01

     Chambers County, TX                      Document No. 01-486-620
                                              Filed 2/12/01

     Galveston County, TX                     Film Code 015-31-0563
                                              Filed 2/12/01

     Jim Hogg County, TX                      Volume 23, Page 769,
                                              Filed 2/12/01

     Live Oak County, TX                      Volume 456, Page 400,
                                              Filed 2/12/01

     Wharton County, TX                       Volume 400, Page 418,
                                              Filed 2/12/01

     Zapata County, TX                        Volume 645, Page 328,
                                              Filed 2/12/01

     General Land Office of Texas             Filed

6. Fifth Supplement to Production Payment Conveyance among TransTexas Gas Corporation, Southern Producer Services, L.P., TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. and TCW DR VI Investment Partnership, L.P.

     Recording Jurisdiction                   Recording Data
     ----------------------                   --------------

     Calhoun County, TX                       Volume 282, Page 226,
                                              Filed 7/18/01

     Chambers County, TX                      Document No. 01-507-508
                                              Filed 7/18/01

     Galveston County, TX                     Film Code 015-83-1832
                                              Filed 7/17/01

     Jim Hogg County, TX                      Volume 26, Page 417,
                                              Filed 7/18/01

     Live Oak County, TX                      Volume 461, Page 1,
                                              Filed 7/23/01

     Wharton County, TX                       Volume 419, Page 909,
                                              Filed 7/17/01

     Zapata County, TX                        Volume 652, Page 504,
                                              Filed 7/20/01

     General Land Office of Texas             Filed

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